UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: January 19, 2023
(Date of earliest event reported)
KB HOME
(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10990 Wilshire Boulevard
Los Angeles, California 90024
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 231-4000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	KBH	New York Stock Exchange
Rights to Purchase Series A Participating Cumulative Preferred Stock		New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Annual Incentive Awards. On January 19, 2023, the KB Home board of directors management development and compensation committee determined the 2022 fiscal year incentive awards to eligible participants under KB Home’s annual incentive compensation program. In addition, the board of directors approved the award to Jeffery T. Mezger, KB Home’s president and chief executive officer. Under the 2022 fiscal year incentive program, certain participants were granted a portion of their incentive payout in shares of restricted stock that will vest in equal installments over a three-year period beginning January 19, 2024. The incentive awards and forms of payout (cash and restricted stock) to KB Home’s named executive officers are set forth as applicable in the table below. The shares of restricted stock were calculated based on the closing price of KB Home common stock on January 19, 2023, which was $34.80.

Named Executive Officer	Total Annual Incentive	Cash	Restricted Stock ($)	Restricted Stock (#)
Jeff J. Kaminski	$2,272,201	$2,272,201	$—	0
Jeffrey T. Mezger	9,585,872	7,480,000	2,105,872	60,514
Robert V. McGibney	3,253,541	3,253,541	–	0
Albert Z. Praw	1,821,451	1,821,451	–	0

In addition, Mr. McGibney received a performance-based cash award payout of $402,758. This award was granted to Mr. McGibney in 2019, prior to his becoming an executive officer of the registrant. The payout was based on the Company achieving certain operating income-related performance in each year of the three-year performance period ending November 30, 2022.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 23, 2023

KB Home

By:	/s/ William (Tony) Richelieu
William (Tony) Richelieu
Vice President, Corporate Secretary and Assistant General Counsel

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